Exhibit 10.3
CONTINUING GUARANTEE
TO: JPMORGAN CHASE BANK, N.A., a national banking association
     1. For valuable consideration, the undersigned (hereinafter called “Guarantor”), whose address is set forth after Guarantor’s signature below, jointly and severally, and unconditionally, guarantees and promises to pay to JPMORGAN CHASE BANK, N.A., a national banking association (hereinafter called “Lender”), or order, on demand, in lawful money of the United States, any and all indebtedness of MOBILITY ELECTRONICS, INC., a Delaware corporation (hereinafter called “Borrower”) to Lender. If this Guarantee is executed by more than one Guarantor, the word “Guarantor” shall mean all and any one or more of them, severally and collectively. The word “indebtedness” is used in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, with or without notice to Guarantor, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower is liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable, exclusive, however, of any indebtedness of Borrower to Lender presently covered by existing guaranties executed by Guarantor, but without derogation to such existing guaranties, if any, which are hereby ratified and reaffirmed.
     2. The liability of Guarantor hereunder shall include principal, plus all interest thereon and all attorneys’ fees and other costs and expenses incurred by Lender in collecting, compromising or enforcing the indebtedness or in protecting or preserving any security for the indebtedness. Any payment by Guarantor shall not reduce Guarantor’s obligation hereunder, unless written notice to that effect is actually received by Lender at or prior to the time of such payment.
     3. This is a continuing guarantee that shall remain in full force and effect and includes all indebtedness arising under future transactions or under successive transactions which either continue then existing indebtedness or from time to time renew it after it has been satisfied, but shall not apply to any indebtedness created after actual receipt by Lender of written notice of the revocation of this Guarantee as to future transactions. Any such revocation of this Guarantee at any time by any Guarantor as to future transactions shall not affect the liability of any other guarantor for indebtedness of Borrower and shall not affect the liability of that Guarantor or any other guarantor for indebtedness incurred or credit committed by Lender to Borrower prior to the effective time of that revocation; this Guarantee shall remain in full force and effect as to all such indebtedness. The death of any Guarantor shall not operate as a revocation of liability hereunder of the estate of that Guarantor for indebtedness created or incurred or credit committed by Lender to Borrower subsequent to such death until actual receipt by Lender of written notice of the death of that Guarantor. Guarantor waives notice of revocation given by any other guarantor.
     4. Guarantor is providing this Guarantee at the instance and request of Borrower to induce Lender to extend or continue financial accommodations to Borrower. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Borrower that Guarantor deems relevant to the obligations of Guarantor hereunder and hereby waives and fully discharges Lender from any and all obligations to communicate to Guarantor any information whatsoever regarding Borrower or Borrower’s financial condition or business affairs.
     5. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor’s liability hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors; (c) take and hold security for the payment of this Guarantee or the indebtedness, and enforce, exchange, substitute, subordinate, waive or release any such security; (d) proceed against such security and direct the order or manner of sale of such security as Lender in its discretion may determine; and (e) apply any and all payments from Borrower, Guarantor or any other guarantor, or recoveries from such security, in such order or manner as Lender in its discretion may determine.
     6. Guarantor waives and agrees not to assert: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender; (e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of A.R.S. Sections 12-1641, et seq.; (f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the indebtedness; and (g) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the indebtedness, after any foreclosure or trustee’s sale of any security for the indebtedness, including without limitation the benefits, if any, to Guarantor of A.R.S. Section 33-814. Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has, or may hereafter have, against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.
     7. All existing and future indebtedness of Borrower to Guarantor is hereby subordinated to the indebtedness of Borrower to Lender and such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee.
     8. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien and a right of setoff against, and Guarantor hereby grants to Lender a security interest in, all monies, securities and other property of Guarantor now and hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.
     9. It is not necessary for Lender to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.
     10. Guarantor agrees to pay all attorneys’ fees and all other costs and expenses which may be incurred by Lender in enforcing this Guarantee.
     11. The obligations of Guarantor hereunder are joint and several if Guarantor is more than one person or entity, are separate and independent of the obligations of Borrower and of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any action or actions. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the indebtedness is actually received by Lender, notwithstanding any release or termination of Borrower’s liability by express or implied agreement with Lender or by operation of law and notwithstanding that the indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or by some act or agreement of Lender. For purposes of this Guarantee, the indebtedness shall be deemed to be paid only to the extent that Lender actually receives immediately available funds and to the extent of any credit bid by Lender at any foreclosure or trustee’s sale of any security for the indebtedness.
     12. This Guarantee sets forth the entire agreement of Guarantor and Lender with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Lender to Guarantor. No modification or waiver of any provision of this Guarantee or any right of Lender hereunder and no release of Guarantor from any obligation hereunder shall be effective unless in a writing executed by an authorized officer of Lender.
     13. This Guarantee shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Guarantor and its heirs, personal representatives, successors and assigns. Lender may assign this Guarantee in whole or in part without notice.
     14. This Guarantee shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF these presents are executed as of the 27th day of July, 2006.

GUARANTOR:

,

Name:

Its:

Address:

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